UNITED STATE S
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

Amendment No. 1
to
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 20, 2013

ARTEMIS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54678	46-0678065
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Attn: Peter Iodice, Vice Chairman
897 Fording Island Rd., #411
Bluffton, SC 29910
(Address of principal executive offices)

(315) 652-2274
 (Registrant’s telephone number, including area code)

 (Former Name of Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a)
On February 20, 2013 we entered into a five year Executive Hiring Agreement with John Ronda Sr.  Mr. Ronda will serve as President of the Company, as well as a member of our Board of Directors.  Mr. Ronda’s salary will be $250,000 per year, but to start he will receive $1,000 per week for at least the initial 120 days.  Mr. Ronda will receive a hiring bonus of 5,000,000 shares of our common stock.  We will also reimburse Mr. Ronda for his travel and lodging expenses for the Company.

(b)
On February 22, 2013 we entered into a five year Executive Hiring Agreement with Dean Porter.  Mr. Porter will serve as Vice Chairman of the Company, as well as a member of our Board of Directors.  Mr. Porter’s salary will be $250,000 per year, but to start he will receive $1,000 per week for at least the initial 120 days.  Mr. Porter will receive a hiring bonus of 5,000,000 shares of our common stock.  We will also reimburse Mr. Porter for his travel and lodging expenses for the Company.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)  On February 22, 2013, the Registrant dismissed GZTY CPA Group, LLC, its independent registered public accounting firm. Effective December 30, 2012. None of the reports of GZTY CPA Group, LLC on the Company's financial  statements for either of the past two years or subsequent  interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty,  audit scope or accounting  principles,  except that the Registrant's audited financial statements  in its Form 10 contained a  going  concern  qualification  in  the  registrant's  audited  financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with GZTY CPA Group, LLC whether or not  resolved,  on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure,  which, if not resolved to GZTY CPA Group, LLC’s satisfaction,  would have caused it to make reference to the subject  matter  of the  disagreement  in  connection  with  its  report  on the Registrant’s financial statements.

The registrant has requested that GZTY CPA Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The letter is attached as an Exhibit to this Report on Form 8-K.

(b) On December 31, 2012 the registrant engaged Anton & Chia, LLP as its independent registered public accounting firm. During the  two  most  recent  fiscal  years  and the  interim  periods  preceding  the engagement,  the  registrant has not consulted  Anton & Chia, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

The decision to change independent registered accountants was approved by the Company’s Board of Directors, as the Company has no audit committee.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 20, 2013, Peter Iodice resigned as President of our Company and was replaced by John Ronda Sr., the new President of Artemis Acquisition Corp.  Peter Iodice will remain as President of Travel Center Partners.

John Ronda, 65 , of San Francisco, CA, is a Financial Services veteran, and has served as President of American Pacific Financial since 1993.  Since 1990, American Pacific Financial has funded over $750,000,000 in loans and projects.  In recent years, Mr. Ronda has specialized in funding independent films with budgets in the $1miillion to $7 million range.  He was selected for membership on our Board of Directors and for the position of President based on his overall business management skills, and his proven ability to obtain funding for midsize projects such as we own and operate.

On February 20, 2013, our Board of Directors increased its size by two members. John Ronda Sr. and Dean Porter were elected by the Board of Directors to fill the two vacancies created by the increase in Board size.

On February 20, 2013, Peter Iodice was appointed to the newly created position of Vice Chairman of the Board of Directors.

On February 20, 2013, Dean Porter was elected to our Board of Directors and was appointed to the newly created position of Vice Chairman of the Board of Directors. Dean Porter, 63, is Managing Partner of the Porter Law Firm in Mount Pleasant, South Carolina.  Mr. Porter has practiced law for many years in both South Carolina, New Jersey and Ohio, and was selected for his legal knowledge and experience at the board level with both public and private companies.

Our board of directors now consists of John Ronda Sr., Peter Iodice, Dean Porter and Robert Nash.

There are no family relationships among our directors or executive officers.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

10.01	Executive Hiring Agreement between Artemis Acquisition Corp. and John Ronda Sr. dated February 20, 2013.*

10.02	Executive Hiring Agreement between Artemis Acquisition Corp. and Dean Porter dated February 22, 2013.*

16.01	Letter from GZTY CPA Group, LLC to the Securities and Exchange Commission regarding statements included in this Form 8-K.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis Acquisition Corporation

Date: March 1, 2013	By:
	Name:	Peter Iodice
	Title:	Vice Chairman of the Board